                                                                   EXHIBIT 10.50

NATIONS BANK


                                  July 22,1997


WESTPOINT STEVENS INC.
507 West Tenth Street
West Point, Georgia  31833
Attention: Mr. Morgan M. Schuessler


       Re: Revision of Definition of "Maximum Restricted Payment Amount"

Dear Sirs:


Reference is made to that certain credit agreement, dated as of November 23, 1994, among WestPoint Stevens Inc. as the borrower ("Borrower"), the various banks and lending institutions party thereto (the "Lenders"), and NationsBank, N.A. as agent (the "Agent") for the Lenders, as amended and restated from time to time (as amended, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.


By their signatures below, the Borrower and the Required Banks hereby agree that the reference to the amount $15,000,000 in clause (vi) of the existing definition of "Maximum Restricted Payment Amount" in the Credit Agreement shall be amended to refer to "$18,500,000".


By their signatures below, each of the Borrower Subsidiaries acknowledges and consents to this revision in the definition of "Maximum Restricted Payment Amount" and each Borrower Subsidiary agrees that this revision does not operate to reduce or discharge any of such Subsidiary's obligations under the Restated Guaranties or the Collateral Documents.


Until this letter agreement shall have been executed by the Borrower, the Borrower Subsidiaries, and the Required Banks, it shall not be effective in revising the definition of "Maximum Restricted Payment Amount" effected hereby upon the execution of this letter agreement by the Borrower, the Borrower Subsidiaries, and the Required Banks, the Credit Agreement shall remain in full force and effect.




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

WestPoint Stevens Inc.
July 22, 1997
Page 2



Please execute this letter agreement, and cause each of the Borrower Subsidiaries to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.


                                         Sincerely,

                                         /s/ J. Timothy Martin

                                         J. Timothy Martin
                                         Vice President
                                         NationsBank, N.A., as Agent


ACKNOWLEDGED AND AGREED:

WESTPOINT STEVENS INC.

By:     /s/ Morgan M. Schuessler
        ----------------------------------
        Exec. V.P.-Finance &
Title:  Chief Financial Officer
        ----------------------------------


ALAMAC KNIT FABRICS, INC.

By:     /s/ Morgan M. Schuessler
        ----------------------------------

Title:  Vice President & Treasurer
        ----------------------------------


WESTPOINT STEVENS STORES, INC.

By:     /s/ Morgan M. Schuessler
        ----------------------------------

Title:  Vice President & Treasurer
        ----------------------------------


J.P. STEVENS & CO., INC.

By:     /s/ Morgan M. Schuessler
        ----------------------------------

Title:  Vice President & Treasurer
        ----------------------------------


                            [Signatures Continued]

Westpoint Stevens Inc.
July 22, 1997
Page 3



WESTPOINT-PEPPERELL ENTERPRISES, INC.

By:     /s/ Edward J. Jones
        ----------------------------------
Title:  Vice President & Asst. Treasurer
        ----------------------------------


J.P. STEVENS ENTERPRISES, INC.

By:     /s/ Edward J. Jones
        ----------------------------------
Title:  Vice President & Asst. Treasurer
        ----------------------------------

WESTPOINT STEVENS (CANADA) INC.

By:     /s/ Morgan M. Schuessler
        ----------------------------------
Title:  Treasurer
        ----------------------------------

ALAMAC HOLDINGS INC.

By:     /s/ Edward J. Jones
        ----------------------------------
Title:  Vice President & Asst. Treasurer
        ----------------------------------

AIH INC.

By:     /s/ Edward J. Jones
        ----------------------------------
Title:  Vice President & Asst. Treasurer
        ----------------------------------

ALAMAC ENTERPRISES INC.

By:     /s/ Edward J. Jones
        ----------------------------------
Title:  Vice President & Asst. Treasurer
        ----------------------------------


                             [Signatures Continued]


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

WestPoint Stevens Inc.
July 22, 1997
Page 4


NATIONSBANK, N.A., as Agent and
individually as a Lender



By:     /s/
        ----------------------
Title:  S V P
        ----------------------

THE BANK OF NEW YORK

By:     /s/ Gregory L. Batson
        ----------------------
        Gregory L. Batson

Title:    Vice President
        ----------------------

BANKBOSTON, N.A.

By:     /s/ Stephen Y. McGehee
        ----------------------
        Stephen Y. McGehee

Title:       Director
        ----------------------

THE FIRST NATIONAL BANK OF CHICAGO

By:     /s/ Courtenay R. Wood
        ----------------------
Title:  Vice President
        ----------------------

SCOTIABANK INC.

By:
        ----------------------
Title:
        ----------------------



                             [Signatures Continued]



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

WestPoint Stevens Inc.
July 22, 1997
Page 5



WACHOVIA BANK. N.A.

By:     /s/ Douglas L. Strictland
        -------------------------
Title:  V.P.
        -------------------------


SUNTRUST BANK. ATLANTA

By:     /s/
        -------------------------
Title:  GVP
        -------------------------


AMSOUTH BANK OF ALABAMA

By:
        -------------------------
Title:
        -------------------------


ABN AMRO BANK, N.V., Atlanta Agency

By:     /s/
        -------------------------
Title:  VICE PRESIDENT
        -------------------------

By:     /s/ Steven L. Hissman
        -------------------------
Title:  VICE PRESIDENT
        -------------------------





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